UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 5, 2011 (April 4, 2011)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

and

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 4, 2011, Penn Virginia Corporation (the “Company”) and certain of its subsidiaries named therein (the “Guarantors”) entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to the Indenture, dated June 15, 2009 among the Company, the Guarantors and the Trustee (as amended and supplemented by the First Supplemental Indenture dated June 15, 2009, the “Indenture”), relating to the Company’s 10.375% Senior Notes due 2016 (the “2016 Senior Notes”).

The Second Supplemental Indenture amends the covenant relating to restricted payments in the Indenture to permit the Company to purchase, repurchase, redeem, defease or otherwise acquire for value the Company’s outstanding 4.50% Convertible Senior Subordinated Notes due 2012 (the “2012 Convertible Notes”), and related call options and warrants issued at the time of the original issuance of the 2012 Convertible Notes, notwithstanding the covenant in the Indenture that restricts the making of certain payments by the Company.

A copy of the Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K, is incorporated by reference and is hereby filed. The description of the Second Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 7.01.	Regulation FD Disclosure.

Certain Information Regarding Leasehold Interests

The following table sets forth certain information regarding the Company’s net acres of leasehold interests:

	As of March 31, 2011
	Net acres (in thousands)	% Developed	% Undeveloped
Eagle Ford Shale	14.9	37%	63%
Marcellus Shale	56.1	1%	99%
Mid-Continent	128.5	62%	38%
Other	846.6	74%	26%

Total	1,046.1	68%	32%

Other Information

On April 4, 2011, the Company issued a press release announcing the results of the previously announced consent solicitation with respect to the 2016 Senior Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. On April 4, 2011, the Company issued a press release announcing the extension of the previously announced tender offer with respect to the 2012 Convertible Notes.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press releases are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated April 4, 2011, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

99.1	Press release of Penn Virginia Corporation dated April 4, 2011.

99.2	Press release of Penn Virginia Corporation dated April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2011

Penn Virginia Corporation

By:	/S/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Second Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated April 4, 2011, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

99.1	Press release of Penn Virginia Corporation dated April 4, 2011.

99.2	Press release of Penn Virginia Corporation dated April 4, 2011.